UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 11, 2008

BIOSPECIFICS TECHNOLOGIES CORP. (Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street

Lynbrook, NY 11563

(Address of Principal Executive Office) (Zip Code)

516.593.7000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 7.01 REGULATION FD DISCLOSURE

Our President, Thomas L. Wegman, will present to the Rodman & Renshaw 10th Annual Healthcare Conference on November 12, 2008 and will also present to various other investors in November 2008 at specific locations and dates to be scheduled.  A copy of the presentation materials is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The presentation materials will be available on the Company’s web site on November 12, 2008.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Presentation materials to be used by Thomas L. Wegman, the Company’s President, during the Rodman & Renshaw 10th Annual Healthcare Conference and other presentations in November 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 11, 2008
BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant) /s/ Thomas L. Wegman
—————————————————— Thomas L. Wegman President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials to be used by Thomas L. Wegman, the Company’s President, during the Rodman & Renshaw 10th Annual Healthcare Conference and other presentations in November 2008.